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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

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                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 3, 1998



                 BAY VIEW CAPITAL CORPORATION
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      (Exact name of registrant as specified in its charter)



    Delaware                  0-17901                94-3078031
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(State or other        (Commission File No.)       (IRS Employer)
 jurisdiction of                                   Identification
 incorporation)                                          No.)



1840 Gateway Drive, San Mateo, California               94404
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  (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code: (650) 573-7300
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                               N/A
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 (Former name or former address, if changed since last report.)



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Item 5.   Other Events.
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      The 1998 Annual Meeting of Stockholders of Bay View Capital
Corporation ("Bay View") will be held at 1:00 p.m., local time, on May 28, 1998 at Bay View's main offices located at 1840 Gateway
Drive, San Mateo, California 94404.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

      Not applicable.







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                           SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                BAY VIEW CAPITAL CORPORATION



Date: March 3, 1998             By:/s/ EDWARD H. SONDKER
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                                   Edward H. Sondker
                                   President and Chief Executive
                                    Officer

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